Exhibit 10.7

Amendment 2 to Amended and Restated Call Option Agreement

This Amendment 2 to AMENDED AND RESTATED CALL OPTION AGREEMENT (this “Amendment”) is made and entered into as of March 28, 2016 (the “Effective Date”), between Jia Zhi Hong, a resident of the People’s Republic of China and Huo Yong Lin, a resident of Hong Kong Special Administration Region (referred to herein together as the “Parties” and individually as a “Party”).

RECITALS

WHEREAS, RECITALS of the AMENDED AND RESTATED CALL OPTION AGREEMENT provide that the “upon the closing of the Reverse Acquisition Agreement, Famous Grow will be issued and hold 15,925,943 shares of common stock of ActiveWorlds, $0.001 par value per share.” and “Seller agrees to [deposit all her Company Shares to a make good escrow agent and] grant to Purchasers certain call rights to acquire up to 100 percent of the Company Shares pursuant to the terms and conditions set forth herein (“Call Right”)”;

WHEREAS, Article 2.1 of the AMENDED AND RESTATED CALL OPTION AGREEMENT provides that the “Purchaser shall be permitted to purchase, and seller shall be obligated to sell the total number of 6,227 of Company Shares with time passing.”; and

WHEREAS, Parties have continuously intended that the Purchaser shall be permitted to purchase, and seller shall be obligated to sell the total number of 15,925,943 of Company Shares.

AGREEMENT

1.           Article 2.1 of the AMENDED AND RESTATED CALL OPTION AGREEMENT is amended as below:

2.1. Call Right. Purchaser shall have, during the Exercise Period (as defined below), the right and option to purchase from the Seller, and upon the exercise of such right and option the Seller shall have the obligation to sell to Purchasers, a portion of the Company Shares identified in the Call Exercise Notice. Purchaser shall be permitted to purchase, and seller shall be obligated to sell the total number of 15,925,943 of Company Shares with time passing.

2.           Except as explicitly amended hereby and pursuant to the terms of the Amendment to the AMENDED AND RESTATED CALL OPTION AGREEMENT dated March 26, 2016, the terms of the AMENDED AND RESTATED CALL OPTION AGREEMENT shall remain in full force and effect.

This Amendment 2 is effective as of March 28, 2016.

[End of Amendment 2 – Signature Page Follows]

Signature Page

IN WITNESS WHEREOF, the Parties have executed this Amendment 2 as of the date first written above.

/s/ Jia Zhi Hong
Jia Zhi Hong

/s/ Huo Yong Lin
Huo Yong Lin

Acknowledged and agreed to:

Yi Huang, as Collateral Agent

By /s/ Yi Huang